UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2025 (May 8, 2025)
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UNION PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
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Utah	1-6075	13-2626465
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Douglas Street, Omaha, Nebraska	68179
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (402) 544-5000
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock (Par Value $2.50 per share)	UNP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Union Pacific Corporation (the Company) held its Annual Meeting of Shareholders on May 8, 2025, conducted through a live audio webinar only (the Meeting). Of the 599,318,180 shares outstanding and entitled to vote at the Meeting, 528,745,245 shares were present at the Meeting in person or by proxy, constituting a quorum of approximately 88%. The shareholders of the Company’s common stock (the Shareholders) considered and voted upon four proposals at the Meeting.

Proposal 1 – Election of Directors

The Shareholders elected each of the following directors to serve a term of one year, ending at the time of the next Annual Meeting of Shareholders in 2026 (or until a successor is elected) pursuant to the By-Laws of the Company and the applicable laws of the State of Utah:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
David B. Dillon	450,242,676	17,380,611	688,351	60,433,607
Sheri H. Edison	460,881,949	6,832,955	596,734	60,433,607
Teresa M. Finley	465,200,198	2,532,278	579,162	60,433,607
Deborah C. Hopkins	461,845,351	5,843,442	622,845	60,433,607
Jane H. Lute	462,703,764	4,744,418	863,456	60,433,607
Michael R. McCarthy	448,028,387	19,627,889	655,362	60,433,607
Doyle R. Simons	460,024,306	7,610,249	677,083	60,433,607
John K. Tien, Jr.	464,763,520	2,939,115	609,003	60,433,607
V. James Vena	465,150,515	2,474,488	686,635	60,433,607
John P. Wiehoff	464,925,020	2,714,692	671,926	60,433,607
Christopher J. Williams	464,647,641	2,942,907	721,090	60,433,607

Proposal 2 – Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for the Year Ending December 31, 2025

The Shareholders voted for the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025 by the following count:

Votes For	Votes Against	Abstentions
498,703,418	29,253,506	788,321

Proposal 3 – Advisory Vote to Approve Executive Compensation (“Say on Pay”)

The Shareholders approved, on an advisory (non-binding) basis, the compensation of the Company’s Named Executive Officers, by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
437,800,732	27,943,427	2,567,479	60,433,607

Proposal 4 – Shareholder Proposal Requesting an Amended Clawback Policy

A shareholder of the Company submitted a proposal requesting the Board of Directors adopt an amended clawback policy, if properly presented at the meeting. The Shareholders voted against Proposal 4 by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,840,649	429,453,939	4,017,050	60,433,607

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 9, 2025

UNION PACIFIC CORPORATION

By:	/s/ Christina B. Conlin
Christina B. Conlin
Senior Vice President, Chief Legal Officer, and
Corporate Secretary